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                                  EXHIBIT 9(i)

               FORM OF SCHEDULE A TO SUB-ADMINISTRATION AGREEMENT



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                               FORM OF SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                           AND BANK OF OKLAHOMA, N.A.
                     (FORMERLY, BANCOKLAHOMA TRUST COMPANY)
                               DATED MAY 12, 1995

   NAME OF FUND
   ------------

American Performance U.S. Treasury Fund
American Performance Cash Management Fund
American Performance Bond Fund
American Performance Intermediate Bond Fund
American Performance Short-Term Income Fund
American Performance Intermediate Tax-Free Bond Fund
American Performance Equity Fund
American Performance Aggressive Growth Fund
American Performance Balanced Fund
American Performance Growth Equity Fund

                                          BISYS Fund Services Limited
                                          Partnership

                                          By:  BISYS Fund Services, Inc.
                                                   General Partner

                                          By:
                                                 -----------------------
                                          Title:
                                                 -----------------------
                                          Date:                   , 1997
                                                 -----------------
                                          BANK OF OKLAHOMA, N.A.

                                          By:
                                                 -----------------------
                                          Title:
                                                 -----------------------
                                          Date:                   , 1997
                                                 -----------------


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